UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2011 - May 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

CEF

MAY 31, 2012

GOF | ANNUAL REPORT

Guggenheim Strategic Opportunities Fund

WWW.GUGGENHEIMFUNDS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gof, you will find:

•           Daily, weekly and monthly data on share prices, net asset values, distributions and more

•           Portfolio overviews and performance analyses

•           Announcements, press releases and special notices

•           Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2012

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended May 31, 2012.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved.

All Fund returns cited, whether based on net asset value (“NAV”) or market price, assume the reinvestment of all distributions. For the 12-month period ended May 31, 2012, the Fund returned 4.09% on an NAV basis and 3.81% on a market price basis. The closing price of the Fund’s shares as of May 31, 2012, was $21.08, which represented a premium of 10.95% to the NAV of $19.00. The closing price of the Fund’s shares as of May 31, 2011, was $22.32, which represented a premium of 10.99% to the NAV of $20.11. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

During the 12-month period ended May 31, 2012, the Fund paid monthly dividends of $0.154 per share. The most recent dividend represents an annualized distribution rate of 8.8% based on the Fund’s closing market price of $21.08 as of May 31, 2012.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (formerly, Guggenheim Partners Asset Management, LLC) (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $160 billion in assets under management.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 39 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheimfunds.com/gof.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

June 30, 2012

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 3

QUESTIONS & ANSWERS	May 31, 2012

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; Michael Curcio, Senior Managing Director; and Kerim Engin, Ph.D., Managing Director & Director of Risk Management. In the following interview, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended May 31, 2012.

Please describe the Fund’s objective and strategy.

The Guggenheim Strategic Opportunities Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPIM seeks to combine a credit-managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities”) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another. To achieve the targeted level of diversification, the Fund has primarily invested in exchange traded funds.

Under normal market conditions:

•	The Fund may invest up to 60% of its total assets in fixed income securities rated below investment grade (commonly referred to as “junk bonds”);

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed income securities of issuers located in emerging markets;

•	The Fund may invest up to 50% of its total assets in common equity securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly of which amount, up to 20% of the Fund’s total assets in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund seeks to enhance the level of distributions by utilizing financial leverage through borrowings, reverse repurchase agreements or other forms of debt. As of May 31, 2012, the amount of leverage was approximately 28% of the Fund’s total assets.

Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares’ return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Please tell us about the market environment over the last year.

The securities markets, both in the U.S. and around the world, were affected by uncertainties on multiple fronts during the Fund’s fiscal year ended May 31, 2012. Although the U.S. economy demonstrated considerable momentum in the closing months of 2011 and the first quarter of 2012, market sentiment turned negative as concerns over the health of the euro member nations and slowing growth in China threatened the global recovery.

Recent economic data suggest the U.S. has moved beyond the recovery phase, and is currently in a self-sustaining expansion (albeit slow) in the wake of the worst recession in generations. Low borrowing rates coupled

4 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2012

with private sector job growth has lifted incomes, supporting stronger consumption. Household debt service relative to income is approaching the lowest levels since the mid-1980s, freeing up disposable income, which should continue to lift consumption. Further, industrial production has been showing year-to-year gains as corporate profits continue to expand. There have even been some signs of growth in housing starts, providing the first signs of sustained good news in the housing market in several years.

In late May, the U.S. Department of Commerce reported revised real growth in gross domestic product (GDP) at an annual rate of 1.9% for the first quarter of 2012, which followed an even stronger growth rate of 3.0% in the fourth quarter of 2011. The consensus among business economists seems to be that real growth for the full year 2012 will be in the range of 2.5% and 3.0%.

The recovery is less certain for international economies. While the European Central Bank has taken temporary measures to postpone an immediate crisis in Europe, structural issues remain due to unsustainable debt levels throughout the peripheral European countries. Financial weakness in Europe will likely cause the euro to continue to weaken against other developed currencies. A recession in Europe will negatively affect emerging market economies, particularly China, which rely heavily on exports.

Late in the summer of 2011, there was an enormous flight to safety driven by concerns about the banking system in Europe and sovereign debt of several nations. In early August, rating agency Standard & Poor’s (“S&P”) downgraded United States long-term debt to AA+ from AAA. Despite the downgrade, investors fled to U.S. Treasury securities, affirming the safety of United States debt. Concurrently, investors avoided credit risk as spreads widened materially in many fixed income sectors.

Pronounced weakness during the summer of 2011 was followed by a generally positive period from the fourth quarter of 2011 to the first quarter of 2012 before another drop in May 2012, driven by sluggish U.S. economic growth and headlines surrounding the potential insolvency of the Spanish banking system. For the 12-month period ended May 31, 2012, investors realized the highest returns from the least risky assets such as Treasury/agency debt and agency collateralized mortgage obligations (“CMOs”), while equity markets and credit spread fixed income proved to be volatile. The Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broader U.S. stock market, fell 0.41%. Foreign markets were much weaker, reflecting debt issues in Europe and concern about slowing growth in Asian markets, as the Morgan Stanley Capital International (MSCI) Europe-Australasia-Far East (EAFE) Index, which is comprised of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, fell 20.5% and the MSCI Emerging Market Index, which measures market performance in global emerging markets, was down 20.3%, for the year ended May 31, 2012.

In the bond market, the highest quality assets performed best over the 12-month period ended May 31, 2012, as investors sought to avoid risk. The Barclays Capital U.S. Treasury Composite Index, which includes Treasury securities of all maturities, returned 9.05%. The Barclays Capital U.S. Aggregate Bond Index (the “Barclays Aggregate”), which is a proxy for the U.S. investment grade bond market, returned 7.1% for the period, while the Barclays Capital U.S. Corporate High Yield Index (which tracks nearly 2,000 U.S. non-investment grade bonds) returned 4.03%. The Credit Suisse Leveraged Loan Index, which tracks approximately 1,500 syndicated bank loans, returned 2.2% for the period. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1-3 Month U.S. Treasury Bill Index was 0.04%, for the same period.

How did the Fund perform during this period?

All Fund returns cited, whether based on net asset value (“NAV”) or market price, assume the reinvestment of all distributions. For the 12-month period ended May 31, 2012, the Fund returned 4.09% on an NAV basis and 3.81% on a market price basis. The closing price of the Fund’s shares as of May 31, 2012, was $21.08, which represented a premium of 10.95% to the NAV of $19.00. The closing price of the Fund’s shares as of May 31, 2011, was $22.32, which represented a premium of 10.99% to the NAV of $20.11. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

An important goal of the Fund is to provide stable, long-term returns in line with the broad equity markets, but with less volatility. For the period from the Fund’s inception date of July 27, 2007, through May 31, 2012, the Fund’s NAV return on an annualized basis was 11.33%, compared with the annualized return of -0.34% for the S&P 500. Over this same period, the Fund’s annualized volatility has been approximately 12.6%. This compares with annualized volatility of 19.4% for the S&P 500 and 3.6% for the Barclays Aggregate over the same period. Since inception, on an annualized basis, the Fund has outperformed equities (as measured by the S&P 500) by 13.6 percentage points with one-third less volatility than equities. Volatility is measured by calculating the standard deviation of the percentage changes in the Fund’s daily NAV and then annualizing these percentage changes. The relatively low historical volatility of the Fund’s NAV is attributable to its diversification across many different fixed income asset classes.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	May 31, 2012

During the 12-month period ended May 31, 2012, the Fund paid monthly dividends of $0.154 per share. The most recent dividend represents an annualized distribution rate of 8.8% based on the Fund’s closing market price of $21.08 as of May 31, 2012.

How was the Fund’s portfolio allocated among asset classes during this period, and how did these decisions affect performance?

This Fund was created to provide investors the potential to realize a level of return similar to that achieved by equities, but with less volatility. GPIM tracks a large number of equity and fixed income asset classes and, in constructing the Fund, seeks to use investments that historically have had low correlations to one another. GPIM has attempted to optimize the Fund’s portfolio by analyzing the historical returns generated by sector specialists, the volatility of each sector and the correlations among the sectors. GPIM does this in an effort to reduce the risk of the portfolio while providing the potential for an attractive long-term return to the Fund’s investors.

The Fund shifted its asset allocation among various asset classes during the 2012 fiscal year as market conditions and risk premiums varied. During a period of considerable stress in the short-term interbank lending market in the summer of 2011, the Fund increased its allocation to cash by taking gains in certain securities and taking a conservative approach to redeploying investment capital from cash flow. By late summer, GPIM had sold over $20 million of securities, mainly commercial mortgage-backed securities, to realize gains, reduce sector risk and reposition the portfolio into sectors that offered better relative value, such as asset-backed securities (“ABS”) and high yield corporate bonds.

In August and September, GPIM took advantage of price weakness in credit risk sectors such as high yield bonds, bank loans, and ABS. Over those two months, the Fund invested approximately $26 million at an expected weighted average yield in excess of 9%. The Fund continued to find value in these sectors throughout the remainder of 2011.

While existing positions in these categories hurt performance during this period of weakness, diversification in investment grade corporate, preferred stock, and fixed rate bonds helped mitigate some unrealized losses. Fixed rate securities tend to benefit from a flight to safety as the spread widening is mitigated by rallies in the Treasury market. During this period, cash flow received from interest and principal payments helped offset unrealized losses, boosting performance and mitigating mark-to-market losses.

At the end of January 2012, the Fund was successful in raising $29.3 million in a public offering of additional common shares. The proceeds of this offering have been fully invested, with approximately one-third allocated to the equity covered call strategy and two-thirds to fixed income investments. These investments have enabled the Fund to maintain its yield level by investing in fixed income assets that pay interest and return principal while also deriving income from the equity covered call program. The Fund focused the majority of fixed income purchases in ABS, mainly through aircraft lease ABS, floating rate collateralized loan obligations (“CLOs”), as well as in high yield corporate bonds.

GPIM believes the Fund is well-positioned to take advantage of current market conditions and opportunities. In early 2012, gains were taken in positions where spreads had tightened significantly or credit outlook had deteriorated in investment grade, high yield corporates and select ABS. Proceeds of sales were used to participate selectively in the new issue market and to purchase assets in the secondary market that offer upside potential with respect to current amortization and spread duration. The Fund also focused on assets that pay a floating rate coupon, which mitigate duration risk in the event interest rates rise in the future.

The Fund maintains significant diversity among asset classes. As of May 31, 2012, ABS were the largest category, representing approximately 39% of total investments. The ABS sector is highly diversified by collateral type, with a focus on hard assets, such as airplanes and transportation equipment. High yield securities and bank loans represent approximately 21% of the Fund. The Fund continues to have a relatively small allocation to residential and commercial mortgage-backed securities.

The fixed income portion of the Fund’s portfolio, exclusive of cash, has a weighted average rating of BBB- with a levered expected yield to maturity of 11.4% and a 6.2 year weighted average life. The current interest yield of approximately 8.3% on the Fund’s fixed income securities provides steady income. Additionally, approximately 53% of the portfolio’s bond investments are floating rate, which helps mitigate duration risk.

How did the Fund’s leverage affect performance during this period?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund has successfully lowered the overall borrowing rate to 1.68% at the year ended May 31, 2012 from 1.93% at the year ended May 2011.

As of May 31, 2012, the amount of leverage was approximately 28% of assets, which is approximately equivalent to the leverage at year-end 2011. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund lends securities and receives cash which

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May 31, 2012

can be used for additional investments, and a committed financing facility through a leading international bank.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

For some time GPIM has been more optimistic than many investment managers about the U.S. economy, and recent economic growth confirms this view. GPIM believes the United States has entered a period of self-sustaining economic expansion, driven primarily by the aggressive monetary policy of the Fed, which is now being reinforced by the European Central Bank. The United States has become the economic locomotive of the global economy, and the Fed understands that U.S. growth is necessary to reduce domestic unemployment and to provide support to the struggling economies in Europe and Asia. With recession on the horizon in Europe and slowing economic growth in China, investors should expect to see a third round of quantitative easing by the Federal Reserve near the end of 2012.

Given the Fund’s mandate and its ability to invest across diverse asset classes, it has been very well-suited to take advantage of the investment opportunities that have prevailed since the summer of 2007 when the Fund was launched. The Fund was designed to invest across a broad array of sectors and securities in order to take advantage of imbalances and dislocations that often exist in the financial markets. GPIM continues to believe that a highly diversified portfolio is of great value to investors in a wide variety of market conditions.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index. The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays Capital 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	May 31, 2012

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Below Investment-Grade Securities Risk: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Senior and Second Lien Secured Loans Risk: The Fund’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Structured Finance Investments Risk: The Fund’s structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g., market risk, credit risk, interest rate risk and prepayment risk). The value of collateralized debt obligations also may change because of changes in the market’s perception of the underlying collateral of the pool, the creditwor-thiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

Mezzanine Investments Risk: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

Preferred Stock Risk: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Convertible Securities Risk: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

Real Estate Securities Risk: Because of the Fund’s ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Personal Property Asset Company Risk: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values.

Private Securities Risk: Private securities have additional risk considerations than investments in comparable public investments.

Inflation/Deflation Risk: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Dividend Risk: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which,

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May 31, 2012

when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Derivatives Risk: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Foreign Securities and Emerging Markets Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Financial Leverage Risk: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund’s Covered Call Option Strategy, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Risks of Real Property Asset Companies, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.guggenheimfunds.com/gof for a more detailed discussion about Fund risks and considerations.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	May 31, 2012

Fund Statistics
Share Price	$21.08
Common Share Net Asset Value	$19.00
Premium/Discount to NAV	10.95%
Net Assets Applicable to Common Shares ($000)	$207,346

Total Returns
(Inception 7/27/07)	Market	NAV
One Year	3.81%	4.09%
Three Year - average annual1	35.56%	27.87%
Since Inception - average annual1	13.10%	11.33%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

1Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
SPDR S&P 500 ETF Trust	7.5%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	4.0%
SPDR Dow Jones Industrial Average ETF Trust	3.9%
Aerco Ltd., Series 2A, Class A3 (Jersey)	3.3%
Rockwall CDO Ltd., Series 2007-1A, Class A1LA
(Cayman Islands)	2.6%
Fortress Credit Opportunities I LP, Series 2005-1A, Class A1	2.4%
iShares Russell 2000 Index Fund	2.4%
Lancer Finance Co. SPV Ltd. (British Virgin Islands)	1.4%
Eastland CLO Ltd., Series 2007-1A, Class A2B	1.4%
AWAS Aviation Capital Ltd. (Ireland)	1.3%

10 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Long-Term Investments – 132.5%
	Corporate Bonds – 43.0%
	Advertising – 0.3%
$400,000	MDC Partners, Inc. (Canada)(a)	B+	11.00%	11/01/2016	11/01/13 @ 106	$432,000
150,000	Sitel, LLC / Sitel Finance Corp.(b)	B	11.00%	08/01/2017	08/01/14 @ 106	145,500
						577,500
	Aerospace & Defense – 0.6%
395,000	Kratos Defense & Security Solutions, Inc.	B	10.00%	06/01/2017	06/01/14 @ 105	418,700
700,000	Sequa Corp.(b)	CCC	11.75%	12/01/2015	12/01/12 @ 103	742,875
						1,161,575
	Airlines – 8.2%
875,868	Aircraft Certificate Owner Trust, Series 2003-1A, Class D(b)	BB	6.46%	09/20/2022	N/A	875,868
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(b)	BB	7.00%	09/20/2022	N/A	1,860,000
1,110,423	America West Airlines 2001-1 Pass-Through Trust, Series 011G(a)	BB+	7.10%	04/02/2021	N/A	1,149,288
1,940,956	American Airlines Pass-Through Trust, Series 2011-2, Class A(a)	BBB-	8.63%	10/15/2021	N/A	2,038,004
989,897	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A	NR	7.38%	01/02/2018	N/A	989,897
323,241	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-2	NR	6.88%	04/02/2014	N/A	323,241
754,984	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1	NR	7.20%	01/02/2019	N/A	754,984
465,793	Atlas Air 2000-1 Pass-Through Trust, Series 2000-1, Class A	NR	8.71%	01/02/2019	N/A	465,793
3,573,800	AWAS Aviation Capital Ltd. (Ireland)(a) (b)	BBB-	7.00%	10/17/2016	10/18/13 @ 104	3,689,949
218,113	Continental Airlines 2007-1 Pass-Through Trust, Series 071C, Class C	B	7.34%	04/19/2014	N/A	220,294
750,000	Continental Airlines 2012-1 Pass-Through Trust, Series B, Class B	BBB-	6.25%	04/11/2020	N/A	761,250
1,750,000	Delta Air Lines Pass-Through Trust, Series 2011-1, Class B(b)	BB	7.13%	10/15/2014	N/A	1,778,437
830,000	Global Aviation Holdings, Inc.(a) (c)	D	14.00%	08/15/2013	08/15/12 @ 111	265,600
1,669,771	United Airlines 2009-2A Pass-Through Trust, Series 2009-2(a)	BBB+	9.75%	01/15/2017	N/A	1,911,888
						17,084,493
	Auto Parts & Equipment – 0.1%
300,000	Stanadyne Corp., Series 1	CCC	10.00%	08/15/2014	08/15/12 @ 100	258,750
	Banks – 4.9%
1,000,000	Bank of America NA, Series BKNT(a)	A-	5.30%	03/15/2017	N/A	1,018,055
1,200,000	Barclays Bank PLC (United Kingdom)(a) (b) (d) (e)	BBB	6.86%	-	06/15/32 @ 100	1,056,120
350,000	Comerica Bank	A-	7.88%	09/15/2026	N/A	450,106
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)(a) (b) (d) (e)	A	11.00%	-	06/30/19 @ 100	623,750
1,000,000	Fifth Third Bancorp(a)	BBB-	8.25%	03/01/2038	N/A	1,412,198
1,000,000	JPMorgan Chase Capital XXV, Series Y	BBB	6.80%	10/01/2037	N/A	1,002,600
1,000,000	KeyCorp Capital III(a)	BBB-	7.75%	07/15/2029	N/A	1,127,056
1,250,000	Northgroup Preferred Capital Corp.(a) (b) (d) (e)	A-	6.38%	-	10/15/17 @ 100	1,227,588
700,000	PNC Preferred Funding Trust III(a) (b) (d) (e)	BBB	8.70%	-	03/15/13 @ 100	715,386
1,400,000	RBS Capital Trust II(d) (e)	C	6.43%	-	01/03/34 @ 100	896,000
650,000	Susquehanna Capital II(a)	BB	11.00%	03/23/2040	03/23/15 @ 100	682,500
						10,211,359
	Building Materials – 0.7%
1,750,000	Cemex SAB de CV (Mexico)(b)	B-	9.00%	01/11/2018	01/11/15 @ 105	1,452,500
	Coal – 0.2%
400,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(b)	B	8.38%	06/01/2020	06/01/16 @ 104	400,000

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Commercial Services – 0.9%
$1,800,000	DynCorp International, Inc.	B-	10.38%	07/01/2017	07/01/14 @ 105	$1,543,500
250,000	Pharmaceutical Product Development, Inc.(b)	B	9.50%	12/01/2019	12/01/14 @ 107	266,250
						1,809,750

	Computers – 0.5%
705,000	Compucom Systems, Inc.(b)	B	12.50%	10/01/2015	10/01/12 @ 103	734,962
244,000	Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc. (Bermuda)(a)	B-	12.00%	03/29/2015	04/15/13 @ 112	214,720
150,000	Stream Global Services, Inc.	B+	11.25%	10/01/2014	10/01/12 @ 106	154,875
						1,104,557

	Distribution & Wholesale – 0.7%
370,000	Baker & Taylor, Inc.(b)	CCC+	11.50%	07/01/2013	N/A	218,300
1,200,000	INTCOMEX, Inc.(a)	B-	13.25%	12/15/2014	12/15/12 @ 107	1,224,000
						1,442,300

	Diversified Financial Services – 6.0%
2,000,000	International Lease Finance Corp.(a) (b)	BBB-	7.13%	09/01/2018	N/A	2,200,000
500,000	Jefferies Group, Inc.	BBB	6.88%	04/15/2021	N/A	482,500
3,750,569	Lancer Finance Co. SPV Ltd. (British Virgin Islands)(a) (b)	Baa3	5.85%	12/12/2016	N/A	3,909,217
200,000	LCP Dakota Fund, Series AI	NR	10.75%	01/16/2014	N/A	196,342
100,000	LCP Dakota Fund, Series AI	NR	12.66%	01/16/2014	N/A	99,084
100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	9.63%	05/01/2019	05/01/15 @ 107	104,000
199,399	Ohana Military Communities, LLC(b)	AA-	5.88%	10/01/2051	N/A	180,089
150,000	Ohana Military Communities, LLC(b)	AA-	6.15%	10/01/2051	N/A	136,735
2,400,000	QBE Capital Funding III Ltd. (Jersey)(a) (b) (e)	BBB+	7.25%	05/24/2041	05/24/21 @ 100	2,196,000
500,000	Schahin II Finance Co. SPV Ltd. (Cayman Islands)(b)	BBB-	5.88%	09/25/2022	N/A	490,000
500,000	Scottrade Financial Services, Inc.(b)	Baa3	6.13%	07/11/2021	N/A	512,396
2,000,000	Svensk Exportkredit AB (Sweden)(a) (b) (d)	BBB-	6.38%	–	09/27/12 @ 100	1,901,748
						12,408,111

	Electrical Components & Equipment – 0.7%
1,400,000	Coleman Cable, Inc.	B	9.00%	02/15/2018	02/15/14 @ 105	1,452,500

	Engineering & Construction – 1.0%
1,377,138	Alion Science and Technology Corp.(f)	B-	12.00%	11/01/2014	04/01/13 @ 105	1,266,967
2,000,000	Alion Science and Technology Corp.	CCC-	10.25%	02/01/2015	02/01/13 @ 100	800,000
						2,066,967

	Entertainment – 2.0%
701,000	Agua Caliente Band of Cahuilla Indians(b)	BB	6.35%	10/01/2015	N/A	670,570
375,000	Diamond Resorts Corp.	B-	12.00%	08/15/2018	08/15/14 @ 106	404,062
1,955,000	Lions Gate Entertainment, Inc.(a) (b)	B	10.25%	11/01/2016	11/01/13 @ 105	2,128,506
950,000	WMG Acquisition Corp.	B-	11.50%	10/01/2018	10/01/14 @ 109	1,011,750
						4,214,888

	Food – 1.4%
500,000	BI-LO, LLC / BI-LO Finance Corp.(b)	B-	9.25%	02/15/2019	02/15/15 @ 105	527,500
2,447,000	Bumble Bee Acquisition Corp.(a) (b)	B	9.00%	12/15/2017	12/15/14 @ 105	2,428,647
						2,956,147

	Forest Products & Paper – 0.0%***
250,000	Verso Paper Holdings, LLC / Verso Paper, Inc.	CCC+	8.75%	02/01/2019	02/01/15 @ 104	88,750

See notes to financial statements.
12 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Hand & Machine Tools – 0.1%
$150,000	Thermadyne Holdings Corp.(b)	B-	9.00%	12/15/2017	12/15/13 @ 107	$153,000

	Health Care Products – 0.1%
100,000	Physio-Control International, Inc.(b)	B+	9.88%	01/15/2019	01/15/15 @ 107	106,000

	Health Care Services – 1.0%
1,050,000	Apria Healthcare Group, Inc.(a)	BB	11.25%	11/01/2014	11/01/12 @ 103	1,077,563
500,000	Apria Healthcare Group, Inc.	B	12.38%	11/01/2014	11/01/12 @ 103	478,750
275,000	OnCure Holdings, Inc.	B-	11.75%	05/15/2017	05/15/14 @ 106	202,812
312,333	Symbion, Inc.(g)	CCC+	11.00%	08/23/2015	08/23/12 @ 103	302,963
						2,062,088

	Household Products & Housewares – 0.7%
1,445,000	American Achievement Corp.(b)	B	10.88%	04/15/2016	10/15/13 @ 105	1,018,725
500,000	Armored Autogroup, Inc.(b)	CCC+	9.25%	11/01/2018	11/01/14 @ 105	426,875
						1,445,600

	Housewares – 0.0%***
75,000	American Standards Americas(b)	B-	10.75%	01/15/2016	01/15/13 @ 105	58,500

	Insurance – 4.1%
1,000,000	Allstate Corp.(a) (e)	BBB	6.50%	05/15/2057	05/15/37 @ 100	963,750
1,000,000	American Financial Group, Inc.(a)	BBB+	9.88%	06/15/2019	N/A	1,229,198
1,000,000	AXA SA (France)(a) (b) (d) (e)	BBB	6.38%	–	12/14/36 @ 100	770,000
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB-	8.50%	05/15/2020	N/A	878,768
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.88%	12/15/2037	12/15/32 @ 100	1,095,000
700,000	National Life Insurance Co.(a) (b)	BBB+	10.50%	09/15/2039	N/A	941,534
250,000	Nationwide Mutual Insurance Co.(b)	A-	9.38%	08/15/2039	N/A	328,608
800,000	Penn Mutual Life Insurance Co.(a) (b)	A	7.63%	06/15/2040	N/A	1,005,343
1,250,000	Progressive Corp.(a) (e)	A-	6.70%	06/15/2037	06/15/17 @ 100	1,303,125
						8,515,326

	Internet – 1.0%
600,000	Expedia, Inc.	BBB-	5.95%	08/15/2020	N/A	635,819
1,510,000	GXS Worldwide, Inc.	B	9.75%	06/15/2015	06/15/13 @ 102	1,464,700
						2,100,519

	Iron & Steel – 0.2%
250,000	APERAM (Luxembourg)(b)	BB	7.75%	04/01/2018	04/01/15 @ 104	226,250
240,000	Standard Steel, LLC / Standard Steel Finance Corp.(b)	B+	12.00%	05/01/2015	05/01/13 @ 106	272,400
						498,650

	Leisure Time – 0.2%
425,000	Sabre, Inc.(b)	B	8.50%	05/15/2019	05/15/15 @ 106	421,813

	Lodging – 0.3%
700,000	Caesars Entertainment Operating Co., Inc.(b)	B	8.50%	02/15/2020	02/15/16 @ 104	697,375

	Media – 0.2%
500,000	DCP, LLC / DCP Corp.(b)	B+	10.75%	08/15/2015	08/15/13 @ 105	442,500

	Mining – 0.8%
250,000	Kaiser Aluminum Corp.(b)	BB-	8.25%	06/01/2020	06/01/16 @ 104	251,250
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(b)	CCC+	11.50%	02/15/2018	02/15/15 @ 106	635,500
1,125,000	Mirabela Nickel Ltd. (Australia)(b)	CCC+	8.75%	04/15/2018	04/15/15 @ 104	810,000
						1,696,750

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Oil & Gas – 0.4%
$700,000	Dolphin Energy Ltd. (United Arab Emirates)(b)	A1	5.50%	12/15/2021	N/A	$757,400

	Packaging & Containers – 0.2%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.	B	11.50%	04/01/2016	04/01/14 @ 106	305,250

	Pipelines – 0.1%
150,000	Everest Acquisition, LLC / Everest Acquisition Finance, Inc.(b)	Ba3	6.88%	05/01/2019	05/01/15 @ 103	153,750

	Retail – 2.2%
1,665,000	CKE Restaurants, Inc.(a)	B-	11.38%	07/15/2018	07/15/14 @ 106	1,889,775
680,000	Fifth & Pacific Co., Inc. (b)	B	10.50%	04/15/2019	04/15/14 @ 105	763,300
1,400,000	GRD Holdings III Corp.(b)	B	10.75%	06/01/2019	06/01/15 @ 108	1,379,000
260,000	Logan’s Roadhouse, Inc.	B-	10.75%	10/15/2017	10/15/13 @ 108	244,400
240,000	MASTRo’s Restaurants, LLC/RRG Finance Corp.(b)	B-	12.00%	06/01/2017	12/01/14 @ 109	240,000
						4,516,475

	Software – 0.3%
300,000	Lawson Software, Inc.(b)	B-	11.50%	07/15/2018	07/15/15 @ 106	329,250
400,000	Open Solutions, Inc.(b)	CCC+	9.75%	02/01/2015	02/01/13 @ 100	347,000
						676,250

	Telecommunications – 0.5%
300,000	CommScope, Inc.(b)	B	8.25%	01/15/2019	01/15/15 @ 104	308,625
800,000	Sprint Nextel Corp.(b)	BB-	7.00%	03/01/2020	N/A	806,000
						1,114,625

	Textiles – 0.1%
100,000	Empire Today, LLC / Empire Today Finance Corp.(b)	B-	11.38%	02/01/2017	02/01/14 @ 106	100,000

	Transportation – 2.3%
400,000	CEVA Group PLC (United Kingdom)(b)	B+	8.38%	12/01/2017	12/01/13 @ 106	389,000
575,000	Commercial Barge Line Co.	BB-	12.50%	07/15/2017	07/15/13 @ 106	651,188
1,200,000	Marquette Transportation Co./Marquette Transportation Finance Corp.	B-	10.88%	01/15/2017	01/15/13 @ 108	1,254,000
1,850,000	Quality Distribution, LLC/QD Capital Corp.	B-	9.88%	11/01/2018	11/01/14 @ 105	2,011,875
400,000	United Maritime Group, LLC / United Maritime Group Finance Corp.(a)	B	11.75%	06/15/2015	12/15/12 @ 106	436,000
						4,742,063

	Total Corporate Bonds – 43.0%
	(Cost $88,215,982)					89,254,081

	Asset Backed Securities – 54.6%
	Automobile – 0.0%***
57,669	Bush Truck Leasing, LLC, Series 2011-AA, Class C(b)	NR	5.00%	09/25/2018	N/A	57,508

	Collateralized Debt Obligations – 7.1%
903,741	Aspen Funding I Ltd., Series 2002-1A, Class A1L (Cayman Islands)(b) (h)	BBB-	1.07%	07/10/2037	N/A	863,750
9,550	Commodore CDO I Ltd., Series 1A, Class A (Cayman Islands)(b) (h)	BB+	1.00%	02/24/2034	N/A	9,017
689,665	Coronado CDO Ltd., Series 1A, Class A1 (Cayman Islands)(b) (h)	B	0.99%	09/04/2038	N/A	502,621
211,426	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L
	(Cayman Islands)(h)	A	0.96%	09/15/2035	N/A	191,673
664,409	Diversified Asset Securitization Holdings III, Series 1A, Class A2 (Cayman Islands)(b)	BB+	7.42%	07/05/2036	N/A	639,441
397,874	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(b) (h)	BB+	0.74%	12/30/2030	N/A	368,567
303,171	MWAM CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (h)	AA	1.34%	01/30/2031	N/A	286,512
293,364	Putnam Structured Product CDO, Series 2001-1A, Class A1SS (Cayman Islands)(b) (h)	AA	0.97%	02/25/2032	N/A	280,732
1,034,599	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman Islands)(b) (h)	B+	0.92%	01/10/2038	N/A	841,739

See notes to financial statements.
14 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Collateralized Debt Obligations continued
$891,219	Putnam Structured Product CDO, Series 2003-A1, Class A1LT (Cayman Islands)(b) (h)	B	0.69%	10/15/2038	N/A	$768,864
8,521,798	Rockwall CDO Ltd., Series 2007-1A, Class A1LA (Cayman Islands)(a) (b) (h)	BBB+	0.72%	08/01/2024	N/A	7,158,310
56,599	Saturn Ventures Ltd., Series 2003-1A, Class A1 (Cayman Islands)(b) (h)	AA	0.97%	11/03/2038	N/A	55,364
323,079	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (h)	BB	0.95%	02/25/2031	N/A	291,201
2,000,000	Stone Tower CDO Ltd., Series 2004-1A, Class A2L (Cayman Islands)(b) (h)	BB+	1.72%	01/29/2040	N/A	1,590,364
1,000,000	Zais Investment Grade Ltd., Series 6A, Class A2A (Cayman Islands)(b) (h)	A+	1.79%	07/27/2018	N/A	927,880
						14,776,035

	Collateralized Loan Obligations – 22.3%
400,000	Airlie CLO, Series 2006-2A, Class B (Cayman Islands)(b) (h)	BBB+	1.22%	12/20/2020	N/A	286,180
500,000	Alm Loan Funding, Series 2010-3A, Class C (Cayman Islands)(b) (h)	BBB	4.47%	11/20/2020	N/A	449,775
300,000	ARCC Commercial Loan Trust, Series 2006-1A, Class C(b) (h)	BB+	1.17%	12/20/2019	N/A	255,606
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (b) (h)	AA	0.86%	04/29/2019	N/A	1,726,080
532,018	CapitalSource Commercial Loan Trust, Series 2006-2A, Class C(a) (b) (h)	A+	0.92%	09/20/2022	N/A	515,070
750,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(b) (h)	B+	1.76%	09/20/2022	N/A	711,773
500,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class E(b) (h)	CCC-	2.74%	09/20/2022	N/A	460,742
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (h)	A+	1.72%	07/10/2019	N/A	812,990
3,500,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(b) (h)	BBB+	3.07%	07/10/2019	N/A	2,672,110
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b)	BBB+	8.37%	07/10/2019	N/A	958,320
2,257,105	Ciena Capital, LLC, Series 2006-AA, Class A(b) (h)	CCC+	0.48%	10/20/2038	N/A	1,436,669
671,933	Ciena Capital, LLC, Series 2007-AA, Class A(b) (h)	CCC+	0.64%	10/20/2040	N/A	376,370
500,000	Colts Trust, Series 2005-2A, Class C (Cayman Islands)(a) (b) (h)	BB+	1.32%	12/20/2018	N/A	485,789
250,000	Colts Trust, Series 2007-1A, Class C (Cayman Islands)(a) (b) (h)	AA-	1.27%	03/20/2021	N/A	205,000
250,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (h)	AA-	1.57%	05/19/2021	N/A	195,717
500,000	DFR Middle Market CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (h)	A	2.77%	07/20/2019	N/A	471,240
5,050,000	Eastland CLO Ltd., Series 2007-1A, Class A2B(a) (b) (h)	AA+	0.80%	05/01/2022	N/A	3,762,301
500,000	Emporia Preferred Funding, Series 2005-1A, Class B1 (Cayman Islands)(b) (h)	AA-	1.02%	10/12/2018	N/A	424,905
1,250,000	Emporia Preferred Funding, Series 2005-1A, Class C (Cayman Islands)(b) (h)	A-	1.42%	10/12/2018	N/A	1,010,050
250,000	Emporia Preferred Funding, Series 2006-2A, Class B (Cayman Islands)(b) (h)	A+	0.97%	10/18/2018	N/A	197,500
500,000	FM Leveraged Capital Fund, Series 2005-1A, Class B (Cayman Islands)(b) (h)	AA	1.02%	08/01/2017	N/A	485,535
250,000	FM Leveraged Capital Fund, Series 2005-1A, Class C (Cayman Islands)(b) (h)	A	1.42%	08/01/2017	N/A	227,223
7,700,000	Fortress Credit Opportunities I LP, Series 2005-1A, Class A1(a)	NR	0.66%	07/15/2019	N/A	6,706,238
898,549	Friedbergmilstein Private Capital Fund, Series 2004-1A, Class B2
	(Cayman Islands)(a) (b)	AAA	5.41%	01/15/2019	N/A	914,552
250,000	Gale Force CLO Ltd., Series 2007-3A, Class C (Cayman Islands)(b) (h)	A	1.17%	04/19/2021	N/A	182,563
1,100,000	Genesis CLO Ltd., Series 2007-2A, Class D (Cayman Islands)(a) (b) (h)	BBB	4.47%	01/10/2016	N/A	1,034,000
650,000	Global Leveraged Capital Credit Opportunity Fund (Cayman Islands)(b) (h)	BB+	1.47%	12/20/2018	N/A	536,023
1,000,000	GSC Partners CDO Fund Ltd., Series 2006-7A, Class C (Cayman Islands)(b) (h)	A-	1.47%	05/25/2020	N/A	814,270
250,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A,
	Class C (Cayman Islands)(b) (h)	A+	1.31%	08/07/2021	N/A	197,099
250,000	Hewett’s Island CDO Ltd., Series 2006-5A, Class C (Cayman Islands)(b) (h)	BBB+	1.18%	12/05/2018	N/A	190,130
800,000	Katonah Ltd., Series 2006-9A, Class A3L (Cayman Islands)(b) (h)	BBB+	1.19%	01/25/2019	N/A	618,024
1,200,000	Kennecott Funding Ltd., Series 2005-1A, Class C (Cayman Islands)(a) (b) (h)	BBB+	1.27%	01/13/2018	N/A	996,000
500,000	Marathon CLO Ltd., Series 2005-2A, Class B (Cayman Islands)(b) (h)	BBB+	1.27%	12/20/2019	N/A	412,746
500,000	Marlborough Street CLO, Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (h)	A	1.22%	04/18/2019	N/A	366,820
1,500,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C
	(Cayman Islands)(b) (h)	A-	1.42%	12/20/2020	N/A	1,211,775

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Collateralized Loan Obligations continued
$800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(b) (h)	AA+	0.81%	04/16/2021	N/A	$689,656
500,000	Navigator CDO Ltd., Series 2004-1A, Class B2 (Cayman Islands)(b)	A+	5.59%	01/14/2017	N/A	484,585
250,000	OFSI Fund Ltd., Series 2006-1X, Class C (Cayman Islands)(b) (h)	A	1.32%	09/20/2019	N/A	190,708
300,000	Pacifica CDO Ltd., Series 2005-5X, Class B2 (Cayman Islands)	NR	5.81%	01/26/2020	N/A	287,685
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(a) (b) (h)	AA	0.88%	07/24/2021	N/A	1,338,615
514,262	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(b) (h)	B+	4.47%	10/20/2018	N/A	470,359
2,000,000	Stanfield Modena CLO Ltd., Series 2004-1A, Class C (Cayman Islands)(a) (b) (h)	A+	1.72%	09/22/2016	N/A	1,921,860
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(b) (h)	BB	2.42%	06/15/2016	N/A	1,113,100
500,000	TCW Global Project Fund, Series 2005-1A, Class A1 (Cayman Islands)(b) (h)	AA+	1.12%	09/01/2017	N/A	431,765
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(b)	BB+	5.79%	09/01/2017	N/A	908,500
4,000,000	Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)(b) (h)	AA+	0.87%	10/11/2021	N/A	3,446,040
2,500,000	Telos CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (h)	A+	0.96%	10/11/2021	N/A	2,040,175
1,000,000	Zohar CDO, Series 2007-3A, Class A2 (Cayman Islands)(b) (h)	BB+	1.02%	04/15/2019	N/A	602,630
						46,232,863

	Commercial Receivables – 0.4%
500,000	FCC Financing Subsidiary, LLC, Series 2010-1A, Class B(b) (h) (k)	NR	12.67%	03/31/2017	N/A	524,350
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(a) (b)	NR	5.00%	01/20/2019	01/20/13 @ 100	369,480
						893,830

	Credit Cards – 1.2%
1,000,000	LCP Rights Trust, Series 2010-1, Class A	NR	14.55%	07/17/2017	N/A	999,087
290,323	LCP Rights Trust, Series 2010-1, Class C	NR	19.21%	07/17/2017	N/A	289,965
500,000	LCP Rights Trust, Series 2010-1, Class G	NR	11.71%	09/18/2018	N/A	491,301
200,000	LCP Rights Trust, Series 2010-1, Class H	NR	14.56%	09/18/2018	N/A	197,385
400,000	LCP Rights Trust, Series 2010-1, Class I	NR	18.29%	09/18/2018	N/A	398,574
						2,376,312

	Financial – 0.0%***
32,577	Blue Falcon, Series A-2(b)	NR	3.24%	12/25/2016	N/A	32,279

	Insurance – 2.9%
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a) (b)	AA	8.37%	01/15/2046	02/15/28 @ 100	603,719
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(b)	A	9.36%	01/15/2048	07/15/29 @ 100	621,686
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(b)	BBB	10.81%	01/15/2050	05/15/31 @ 100	614,879
392,800	Insurance Note Capital Term, Series 2005-1R1A(b) (h)(k)	A	0.56%	06/09/2033	N/A	347,208
1,192,188	Northwind Holdings, LLC, Series 2007-1A, Class A1(b) (h)	A	1.31%	12/01/2037	N/A	953,833
3,105,325	Structured Asset Receivables Trust, Series 2005-1A, Class CTFS(a) (b) (h)	CCC	0.97%	01/21/2015	N/A	2,864,662
						6,005,987

	Other – 0.9%
376,821	Drug Royalty Corp., Inc., Series 2012-1, Class A1(b) (h)	BBB	5.72%	07/15/2024	N/A	376,243
1,399,300	Glenn Pool Oil & Gas Trust	NR	6.00%	08/02/2021	N/A	1,441,153
						1,817,396

	Student Loans – 0.1%
309,999	MRU Student Loan Trust, Series 2008-A, Class A1A(b)	NR	7.40%	01/25/2041	N/A	225,304
202,567	MRU Student Loan Trust, Series 2008-A, Class B(b) (h)	NR	5.97%	01/25/2041	N/A	36,968
202,567	MRU Student Loan Trust, Series 2008-A, Class C(b) (h)	NR	7.97%	01/25/2041	N/A	29,372
						291,644

See notes to financial statements.
16 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Timeshare – 0.9%
$1,232,744	Diamond Resorts Owner Trust, Series 2009-1, Class A(a) (b)	A	9.31%	03/20/2026	11/20/13 @ 100	$1,307,486
282,463	Silverleaf Finance, LLC, Series 2010-A, Class B(b)	BBB	8.00%	07/15/2022	N/A	288,935
279,914	Silverleaf Finance, LLC, Series 2011-A, Class A(b)	NR	9.00%	06/15/2023	N/A	273,616
						1,870,037

	Transportation – 14.3%
12,535,666	Aerco Ltd., Series 2A, Class A3(Jersey)(b) (h)	BB-	0.70%	07/15/2025	N/A	9,151,037
1,469,765	Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1(b) (h)	A+	0.50%	06/14/2037	N/A	1,293,393
18,434,165	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(a) (h)	CCC	0.79%	03/15/2019	N/A	10,876,157
3,872,802	Aviation Capital Group Trust, Series 2003-2A, Class B1(a) (b) (h)	BB	3.24%	09/20/2033	N/A	2,769,053
1,870,997	Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)(b) (h)	BBB+	0.54%	11/14/2033	N/A	1,534,217
1,455,220	Babcock & Brown Air Funding I Ltd., Series 2007-1X, Class G1 (Bermuda)(a) (b) (h)	Baa2	0.54%	11/14/2033	N/A	1,193,280
622,222	Blade Engine Securitization Ltd., Series 2006-1A, Class B
	(Cayman Islands)(b) (h) (k)	BBB+	3.24%	09/15/2041	N/A	467,214
1,380,181	Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)(b) (h)	A-	0.48%	12/19/2032	N/A	1,209,232
560,398	Raspro Trust, Series 2005-1A, Class G(b) (h)	A	0.87%	03/23/2024	N/A	470,734
841,989	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.56%	02/10/2021	N/A	762,000
						29,726,317

	Trust Preferred Stocks – 1.6%
6,000,000	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(b) (h)	AA-	0.73%	10/11/2042	N/A	3,320,100

	Whole Business – 2.9%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.84%	12/20/2040	N/A	533,108
1,100,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.76%	12/20/2040	N/A	1,180,591
1,438,636	Cajun Global, LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.96%	02/20/2041	N/A	1,541,772
600,000	NuCO2 Funding, LLC, Series 2008-1A, Class A1(b)	Baa2	7.25%	06/25/2038	N/A	614,820
1,940,000	Sonic Capital, LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.44%	05/20/2041	N/A	2,027,612
						5,897,903

	Total Asset Backed Securities – 54.6%
	(Cost $110,166,062)					113,298,211

	Collateralized Mortgage Obligations – 9.0%
	Commercial Mortgage Backed Securities – Military Housing – 0.8%
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.07%	12/15/2041	N/A	803,110
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.17%	06/15/2053	N/A	787,850
						1,590,960

	Commercial Mortgage Backed Securities – Non-Traditional – 0.4%
750,000	Timberstar Trust, Series 2006-1A, Class C(a) (b)	A	5.88%	10/15/2036	N/A	788,042

	Commercial Mortgage Backed Securities – Traditional – 5.2%
1,000,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5,
	Class B(a) (h)	AA+	5.06%	11/10/2041	N/A	1,011,903
400,000	Bank of America Merrill Lynch-DB Trust, Series 2012-OSI, Class D(b)	Baa3	6.79%	04/13/2029	N/A	399,589
1,200,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM(a) (d) (h)	BBB+	5.70%	–	N/A	1,212,726
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM(a) (h)	BBB+	5.77%	06/10/2046	N/A	1,019,827
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A, Class F(a) (b) (h)	CCC+	5.57%	02/05/2019	N/A	942,131
1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class AM(a) (h)	BBB-	5.81%	06/15/2038	N/A	1,533,091
2,600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11,
	Class AM(a) (d) (h)	BB	5.82%	–	N/A	2,260,536

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Commercial Mortgage Backed Securities – Traditional continued
$1,000,000	Morgan Stanley Capital I, Inc., Series 2006-HQ10, Class AM(a)	Aa2	5.36%	11/12/2041	N/A	$1,038,043
1,250,000	Morgan Stanley Capital I, Inc., Series 2006-IQ12, Class AM(a)	BBB	5.37%	12/15/2043	N/A	1,262,109
						10,679,955

	Residential Mortgage Backed Securities – 2.6%
122,766	Accredited Mortgage Loan Trust, Series 2006-2, Class A3(h)	BB	0.39%	09/25/2036	N/A	106,030
724,365	Asset Backed Funding Certificates, Series 2005-AQ1, Class A6(a) (i)	A+	4.78%	06/25/2035	05/25/21 @ 100	715,573
2,966,210	Countrywide Home Equity Loan Trust, Series 2004-S, Class 1A(a) (h)	CCC	0.48%	02/15/2030	N/A	1,859,894
86,416	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(h)	D	6.01%	10/25/2036	12/25/20 @ 100	50,504
456,409	GSAA Trust, Series 2007-5, Class 1F2A(h)	CCC	5.79%	03/25/2047	12/25/28 @ 100	303,408
662,254	IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A1(h)	CCC	5.02%	06/25/2036	07/25/20 @ 100	523,569
247,266	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(h)	B	5.06%	08/25/2034	05/25/20 @ 100	242,043
250,000	Residential Asset Mortgage Products, Inc., Series 2004-RZ4, Class M2(h)	AA-	0.79%	12/25/2034	09/25/15 @ 100	193,336
892,124	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(i)	D	5.75%	01/25/2037	02/25/21 @ 100	467,320
2,073,072	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(i)	D	6.04%	01/25/2037	02/25/21 @ 100	1,031,486
						5,493,163

	Total Collateralized Mortgage Obligations – 9.0%
	(Cost $18,626,250)					18,552,120

	Term Loans – 2.8%(j)
	Aerospace & Defense – 0.0%***
98,978	API Technologies Corp.(h)	B+	8.75%	06/01/2016	N/A	98,977

	Banks – 0.3%
500,000	AP Alternative Assets LP(h)	BBB	4.22%	06/30/2015	N/A	476,250
100,000	Nab Holdings, LLC(h)	BB+	7.00%	04/24/2018	N/A	99,750
						576,000

	Consumer Products – 0.1%
148,875	Targus Group International, Inc.(h)	B	11.00%	05/24/2016	N/A	149,868

	Entertainment – 0.7%
1,338,969	Bushnell, Inc.(h)	B	5.75%	08/24/2015	N/A	1,310,516
114,750	CKX Entertainment, Inc.(h)	B+	9.00%	06/21/2017	N/A	94,095
						1,404,611

	Gaming – 0.0%***
100,000	Rock Ohio Caesars, LLC(h)	BB-	8.50%	08/11/2017	N/A	101,125

	Health Care Products – 0.2%
100,000	Plato, Inc.(h)	B+	7.50%	05/09/2018	N/A	99,625
300,000	Smile Brands(h)	B	7.00%	12/14/2017	N/A	299,157
						398,782

	Oil Field Services – 0.1%
150,000	El Paso(h)	BB-	6.50%	04/10/2018	N/A	150,657

	Retail – 0.8%
150,000	Asurion Corp.(h)	BB-	11.00%	03/02/2029	N/A	153,188
530,641	Deb Store Holdings(h) (k) (l)	CCC+	12.50%	10/11/2016	N/A	530,641
150,000	HD Supply(h)	B+	7.25%	10/05/2017	N/A	151,350
952,533	Mattress Holding Corp.(h)	B	2.72%	01/18/2014	N/A	943,007
						1,778,186

See notes to financial statements.
18 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Technology – 0.4%
$500,000	Misys(h)	CCC+	12.00%	12/06/2019	N/A	$485,000
295,632	Sirva Worldwide, Inc.(h)	B	10.75%	03/31/2016	N/A	297,849
						782,849

	Transportation – 0.2%
35,879	Carey International, Inc.(h) (k)	Caa3	9.00%	01/25/2014	N/A	14,352
228,654	Global Aviation Holdings, Inc.(h)	NR	10.47%	09/27/2012	N/A	230,941
200,000	Helm Financial(h)	B3	6.25%	06/01/2017	N/A	199,250
						444,543

	Total Term Loans – 2.8%
	(Cost $5,857,737)					5,885,598

Number
of Shares	Description	Rating *	Coupon	Maturity		Value

	Common Stock – 0.1%
9,389	Deb Store Holdings, LLC(k) (m)					125,069
	(Cost $125,069)

	Preferred Stocks – 2.1%
	Banks – 0.5%
40,000	BB&T Capital Trust VI(a)	BBB	9.60%			1,054,400

	Diversified Financial Services – 0.2%
500	Falcons Funding Trust I(b) (h)	NR	8.88%			520,969

	Insurance – 0.3%
20,000	Aegon NV (Netherlands)(a)	BBB	6.38%			453,200
3,800	ING Groep NV (Netherlands)(a)	BBB	7.05%			79,914
						533,114

	Telecommunications – 0.6%
1,000	Centaur Funding Corp. (Cayman Islands)(b)	BBB	9.08%			1,193,125

	Transportation – 0.5%
40,000	Seaspan Corp., Series C (Marshall Islands)	R	9.50%			1,099,200

	Total Preferred Stocks – 2.1%
	(Cost $4,082,313)					4,400,808

	Exchange Traded Funds – 20.9%
59,400	Health Care Select Sector SPDR Fund(a) (n)					2,147,310
54,500	Industrial Select Sector SPDR Fund(a) (n)					1,888,425
86,000	iShares Russell 2000 Index Fund(a) (n)					6,544,600
36,200	Materials Select Sector SPDR Fund(a) (n)					1,224,284
86,700	SPDR Dow Jones Industrial Average ETF Trust(a) (n)					10,724,790
156,600	SPDR S&P 500 ETF Trust(a) (n)					20,591,334
7,800	Technology Select Sector SPDR Fund(a) (n)					217,932
	(Cost $45,232,704)					43,338,675

	Warrants – 0.0%
1,050	Alion Science and Technology Corp.(k) (m)			03/15/2017		–
	(Cost $11)

	Total Long-Term Investments – 132.5%
	(Cost $272,306,128)					274,854,562

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

		Expiration	Exercise
Contracts	Options Purchased	Month	Price	Value

	Call Options Purchased – 0.1%
2,656	ProShares UltraShort 20+ Year Treasury (n)	January 2013	$21.00	$130,144
	(Cost $410,769)

Number
of Shares	Description			Value

	Money Market – 8.6%
17,766,102	Dreyfus Treasury Prime Cash Management Institutional Shares			17,766,102
	(Cost $17,766,102)

	Total Investments – 141.2%
	(Cost $290,482,999)			292,750,808
	Other Assets in Excess of Liabilities – 0.3%			536,578
	Total Value of Options Written – (1.0%) (Premiums received – $1,486,477)			(2,099,119)
	Borrowings – (14.8%)			(30,598,955)
	Reverse Repurchase Agreements – (25.7%)			(53,243,041)
	Net Assets – 100.0%			$207,346,271

AB – Stock Company

CBO – Collateralized Bond Obligation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

NA – National Association

NV – Publicly Traded Company

PLC – Public Limited Company

Pty – Proprietary

SA – Corporation

S&P – Standard & Poor’s

SAB de CV – Publicly Traded Company

SPV – Special Purpose Vehicle

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

***	Less than 0.1%.

(a)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of May 31, 2012, the total amount segregated was $158,096,035.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $146,139,468, which represents 70.5% of net assets.

(c)	Non-income producing as security is in default.

(d)	Security is perpetual and thus does not have a predetermined maturity date.

(e)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(f)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares of the secured note.

(g)
The issuer of this security may elect to pay interest entirely in cash, entirely payment-in-kind by increasing the principal amount or issuing new notes equal to such payment-in-kind interest, or pay 50% of the interest in cash and 50% payment-in-kind.

(h)	Floating or variable rate coupon. The rate shown is as of May 31, 2012.

(i)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

See notes to financial statements.
20 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

(j)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of the loan.

(k)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees and is based, in part, on significant unobservable inputs. The total market value of such securities is $2,008,834 which represents 1.0% of net assets.

(l)	The issuer of this security will accrue interest at a rate of 12.5% per annum and will make interest payments as follows: (1) 6.0% in payment-in-kind interest and (2) 6.5% in cash.

(m)	Non-income producing security.

(n)	All or a portion of this security position is segregated as collateral for written options.

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written – (1.0%) (m)	Month	Price	Value

	Call Options Written – (0.3%)
594	Health Care Select Sector SPDR Fund	June 2012	$ 37.00	$(6,237)
545	Industrial Select Sector SPDR Fund	June 2012	35.00	(23,980)
860	iShares Russell 2000 Index Fund	June 2012	76.00	(138,890)
362	Materials Select Sector SPDR Fund	June 2012	33.00	(42,535)
867	SPDR Dow Jones Industrial Average ETF Trust	June 2012	125.00	(95,804)
1,566	SPDR S&P 500 ETF Trust	June 2012	131.00	(349,218)
78	Technology Select Sector SPDR Fund	June 2012	28.00	(3,393)

	Total Value of Call Options Written
	Premiums received ($886,253)			$(660,057)

	Put Options Written (0.7%)
1,765	ProShares UltraShort 20+ Year Treasury	June 2012	$ 17.00	$(290,342)
2,656	ProShares UltraShort 20+ Year Treasury	January 2013	19.00	(1,148,720)
	Premiums received ($600,224)			$(1,439,062)

	Total Value of Options Written – (1.0%)
	Premiums Received ($1,486,477)			$(2,099,119)

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 21

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2012

Assets
Investments in securities, at value (cost $290,482,999)	$292,750,808
Interest receivable	2,246,578
Restricted cash	1,179,000
Securities sold receivable	650,228
Unrealized appreciation on swaps	364,915
Cash	421,867
Dividends receivable	12,669
Other assets	85,652
Total assets	297,711,717

Liabilities
Reverse repurchase agreements	53,243,041
Borrowings	30,598,955
Payable for securities purchased	3,846,875
Options written, at value (premiums received of $1,486,477)	2,099,119
Advisory fee payable	248,565
Interest due on borrowings	106,490
Unrealized depreciation on unfunded commitments	34,890
Administration fee payable	6,227
Accrued expenses and other liabilities	181,284
Total liabilities	90,365,446

Net Assets	$207,346,271

Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 10,913,698 shares issued and outstanding	$109,137
Additional paid-in capital	200,308,337
Accumulated net realized gain on investments, options, futures and swaps	4,544,162
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	1,985,192
Accumulated undistributed net investment income	399,443
Net Assets	$207,346,271
Net Asset Value (based on 10,913,698 common shares outstanding)	$19.00

See notes to financial statements.
22 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the Year Ended May 31, 2012	May 31, 2012

Investment Income
Interest	$21,802,086
Dividends	723,695
Total income		$22,525,781

Expenses
Investment advisory fee	2,657,923
Interest expense	1,429,697
Fund accounting fee	130,767
Professional fees	127,114
Trustees’ fees and expenses	80,909
Custodian fee	72,648
Printing expense	70,954
Administration fee	68,159
NYSE listing fee	24,278
Transfer agent fee	20,806
Line of credit fee	19,700
Insurance	17,965
Miscellaneous	57,456
Total expenses		4,778,376
Net investment income		17,747,405

Realized and unrealized gain (loss) on investments, options, swaps and unfunded commitments
Net realized gain on:
Investments		664,332
Options		1,890,738
Swaps		1,199,224
Net change in unrealized appreciation (depreciation) on:
Investments		(13,153,286)
Options		(587,871)
Swaps		(568,321)
Unfunded commitments		41,923
Net realized and unrealized loss on investments, options, swaps and unfunded commitments		(10,513,261)
Net Increase in Net Assets Resulting from Operations		$7,234,144

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 23

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2012

	For the	For the
	Year Ended	Year Ended
	May 31, 2012	May 31, 2011

Increase in Net Assets Resulting from Operations
Net investment income	$17,747,405	$17,957,705
Net realized gain on investments, options and swaps	3,754,294	9,225,948
Net change in unrealized appreciation (depreciation) on investments, options, swaps and unfunded commitments	(14,267,555)	13,766,704
Net increase in net assets resulting from operations	7,234,144	40,950,357

Distributions to Common Shareholders
From and in excess of net investment income	(18,230,024)	(17,370,509)

Capital Share Transactions
Net proceeds from common shares issued through at-the-market and underwritten offerings	30,038,405	-–
Reinvestment of dividends	1,158,565	1,969,567
Common share offering costs charged to paid-in capital	(187,622)	-–
Net increase from capital share transactions	31,009,348	1,969,567
Total increase in net assets	20,013,468	25,549,415

Net Assets
Beginning of period	187,332,803	161,783,388
End of period (including accumulated undistributed net investment income of $399,443 and $917,740, respectively)	$207,346,271	$187,332,803

See notes to financial statements.
24 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the Year Ended May 31, 2012	May 31, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$7,234,144

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized depreciation on investments	13,153,286
Net unrealized depreciation on options	587,871
Net unrealized depreciation on swaps	568,321
Net unrealized appreciation on unfunded commitments	(41,923)
Net realized gain on investments	(664,332)
Net realized gain on options	(1,890,738)
Net accretion of bond discount and amortization of bond premium	(5,439,488)
Paydowns received	(3,682,783)
Purchase of long-term investments	(304,242,672)
Cost of written options closed	(7,124,531)
Premiums received on options written	10,117,804
Proceeds from sale of long-term investments	285,304,718
Net purchases of short-term investments	(12,849,891)
Increase in dividends receivable	(4,472)
Increase in interest receivable	(57,387)
Decrease in securities sold receivable	2,100,991
Decrease in other assets	100,048
Increase in payable for securities purchased	475,857
Increase in interest due on borrowings	7,850
Increase in advisory fee payable	22,389
Increase in administration fee payable	430
Decrease in accrued expenses and other liabilities	(77,685)
Net Cash Used by Operating and Investing Activities	(16,402,193)

Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	30,038,405
Distributions to common shareholders	(17,071,459)
Increase in reverse repurchase agreements	5,624,528
Decrease in payable on TALF loan	(10,618,934)
Proceeds from borrowings	8,566,041
Payments made on borrowings	(400,000)
Offering costs in connection with the issuance of common shares	(187,622)
Net Cash Provided by Financing Activities	15,950,959
Net decrease in cash	(451,234)

Cash at Beginning of Period (including restricted cash)	2,052,101
Cash at End of Period (including restricted cash)	$1,600,867
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,421,847
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,158,565
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$1,379,966
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on payment-in-kind bonds	$46,637

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS	May 31, 2012

					For the period
	For the	For the	For the	For the	July 27, 2007*
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	through
for a common share outstanding throughout the period	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$20.11	$17.56	$12.42	$17.52	$19.10	(b)
Income from investment operations
Net investment income (a)	1.80	1.94	1.76	1.06	0.79
Net realized and unrealized gain (loss) on investments, options, futures, swaps and unfunded commitments	(1.06)	2.49	5.23	(4.31)	(0.99)
Total from investment operations	0.74	4.43	6.99	(3.25)	(0.20)
Common share offering expenses charged to paid-in-capital	—	—	—	—	(0.04)

Distributions to Common Shareholders
From and in excess of net investment income	(1.85)	(1.88)	(1.85)	(1.36)	(0.98)
Return of capital	—	—	—	(0.49)	(0.36)
Total distributions	(1.85)	(1.88)	(1.85)	(1.85)	(1.34)
Net asset value, end of period	$19.00	$20.11	$17.56	$12.42	$17.52
Market value, end of period	$21.08	$22.32	$17.46	$11.53	$16.78
Total investment return (c)
Net asset value	4.09%	26.14%	59.06%	-18.37%	-1.40%
Market value	3.81%	40.85%	70.37%	-19.51%	-9.41%

Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (in thousands)	$207,346	$187,333	$161,783	$113,076	$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense (d)	1.78%	1.85%	1.98%	2.06%	1.72	%(e)
Total expenses, including interest expense (d)	2.55%	2.69%	2.97%	3.25%	3.36	%(e)
Net investment income, including interest expense	9.45%	10.20%	11.30%	7.84%	5.08	%(e)
Portfolio turnover (f)	112%	64%	67%	58%	210%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$83,842	$80,670	$69,117	$31,085	$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,473	$3,322	$3,341	$4,638	$3,098

*	Commencement of operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.04% for the year ended May 31, 2012, 0.03% for the year ended May 31, 2011, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the period ended May 31, 2008.

(e)	Annualized.

(f)	Portfolio turnover is not annualized for periods of less than one year.

(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.
26 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2012

Note 1 – Organization:
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Exchange traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For fixed income securities, fair valuations may include input from Guggenheim Partners Investment Management, LLC (“GPIM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. GPIM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuation. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuations).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs as described above.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2012.

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Corporate Bonds	$—	$89,254	$—		$89,254
Asset Backed Securities
Automobile	—	58	—		58
Collateralized Debt Obligations	—	14,776	—		14,776
Collateralized Loan Obligations	—	46,233	—		46,233
Commercial Receivables	—	369	525		894
Credit Cards	—	2,376	—		2,376
Financial	—	32	—		32
Insurance	—	5,659	347		6,006
Other	—	1,817	—		1,817
Student Loans	—	292	—		292
Timeshare	—	1,870	—		1,870
Transportation	—	29,259	467		29,726
Trust Preferred Stocks	—	3,320	—		3,320
Whole Business	—	5,898	—		5,898
Collateralized Mortgage Obligations	—	18,553	—		18,553
Term Loans:
Aerospace & Defense	—	99	—		99
Banks	—	576	—		576
Consumer Products	—	150	—		150
Entertainment	—	1,405	—		1,405
Gaming	—	101	—		101
Health Care Products	—	399	—		399
Oil Field Services	—	151	—		151
Retail	—	1,247	531		1,778
Technology	—	783	—		783
Transportation	—	430	14		444
Common Stock	—	—	125		125
Preferred Stock:
Banks	1,054	—	—		1,054
Diversified Financial Services	—	521	—		521
Insurance	533	—	—		533
Telecommunications	—	1,193	—		1,193
Transportation	1,099	—	—		1,099
Exchange Traded Funds	43,339	—	—		43,339
Warrants	—	—	—	*	—	*
Options Purchased	130	—	—		130
Money Market Fund	17,766	—	—		17,766
Interest Rate Swaps	—	1,025	—		1,025
Total	$63,921	$227,846	$2,009		$293,776
Liabilities:
Credit Default Swaps	$—	$660	$—		$660
Options Written	2,099	—	—		2,099
Unfunded Commitments	—	35	—		35
Total	$2,099	$695	$—		$2,794

* Market value is less than minimum amount disclosed

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2012. There were two transfers from Level 2 to Level 3 for the Term Loans, during the year ended May 31, 2012. There was a transfer, in the amount of $530,641 from Level 2 to Level 3, for the Deb Store Holdings, LLC Term Loan due to the reorganization of the loan and a lack of an available market price at period end. Also, there was a transfer, in the amount of $14,352 from Level 2 to Level 3, for Carey International, Inc. Term Loan due to the lack of an available market price at the period end.

There were two transfers from Level 2 to Level 3 for asset backed securities during the year ended May 31, 2012 due to the lack of an available market price at period end for each respective security. A transfer in the amount of $524,350 for FCC Financing Subsidiary, LLC, and one in the amount of $467,214 for Blade Engine Securitization Ltd.

The fair value estimates for the Fund’s Level 3 securities were determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. For Deb Store Holdings, LLC Term Loan, Deb Store Holdings, LLC common stock, Carey International, Inc., Term Loan, FCC Financing Subsidiary, LLC, Insurance Note Capital Term, and Blade Engine Securitization Ltd. there were various factors considered in reaching a fair value determination, including, but not limited to, the following: the type of security and available public information. The Fund values the warrants for Alion Science and Technology Corp. at $0 due to the warrant and the underlying stock of the issuing company being unlisted securities. The Fund received the warrants, which have a penny per share exercise price, as part of the purchase of Alion Science and Technology 12% corporate bonds which mature on November 1, 2014.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2012.

Beginning Balance at 5/31/11
Asset Backed Securities	$—
Term Loans	—
Common Stock	—
Warrant	—
Total Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Net Purchases:
Asset Backed Securities	347
Term Loans	—
Common Stock	125
Warrant	—	*
Sales	—
Transfer In:
Asset Backed Securities	992
Term Loans	545
Common Stock	—
Warrant	—
Transfer Out	—
Ending Balance at 5/31/12
Asset Backed Securities	1,339
Term Loans	545
Common Stock	125
Warrant	—	*
Total Level 3 holdings	$2,009

* Market value is less than the minimum amount disclosed.

28 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended May 31, 2012, the Fund recognized an increase of interest income and a decrease of net realized gain of $3,682,783. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call and Put Options
The Fund will pursue its investment objective by employing an option strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. The maximum exposure the Fund has at risk when purchasing an option is the premium paid. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations. There were no foreign currency gains or losses for the year ended May 31, 2012.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(h) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPIM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration Agreement (the “Administration Agreement”), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2012, the Fund recognized expenses of $68,159 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At May 31, 2012, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of wash sales, treatment of investment in real estate investment trusts, swaps, and paydown gains and excise taxes paid. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)	Paid in Capital
$(35,678)	$80,826	$(45,148)

30 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Information on the components of investments, excluding purchased and written options, and net assets as of May 31, 2012, is as follows:

			Net Tax	Net Tax	Undistributed	Undistributed
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized	Ordinary	Long-Term
Investments for	Unrealized	Unrealized	Appreciation	Appreciation on	Income/(Accumulated	Gains/(Accumulated
Tax Purposes	Appreciation	Depreciation	on Investments	Derivatives	Ordinary Loss)	Capital Loss)
$290,730,214	$12,865,982	$(10,845,388)	$2,020,594	$384,177	$3,706,813	$817,213

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. For the years ended May 31, 2012, and 2011, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2012	2011
Ordinary Income	$18,230,024	$17,370,509

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the year ended May 31, 2012, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $304,242,672 and $285,304,718, respectively.

Note 6 – Derivatives:

(a) Covered Call Option and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund entered into written option contracts during the year ended May 31, 2012.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of the period	3,909	$383,942
Options written during the period	65,240	10,117,804
Options expired during the period	(20,919)	(2,588,898)
Options closed during the period	(29,465)	(5,046,405)
Options assigned during the period	(9,472)	(1,379,966)
Options outstanding, end of period	9,293	$1,486,477

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain Counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against Counterparties (i.e., decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain Counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default and interest rate swap agreements during the year ended May 31, 2012, to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2012, are as follows:

Credit Default Swap Agreements

Implied
				Credit			Upfront
				Spread		Receive	Premium	Unrealized
	Reference	Buy/Sell	Termination	at	Notional	Fixed	Received	Appreciation/
Counterparty	Entity	Protection	Date	May 31, 2012(2)	Amount (000s)	Rate	(Paid)	(Depreciation)
Goldman Sachs(1)	Basket of distinct corporate entities	Sell	09/20/14	11.79%	$3,000	1.180%	$—	$(659,615)

Interest Rate Swap Agreements

	Unrealized
	Termination	Notional	Receive	Appreciation/
Counterparty	Floating Rate	Date	Amount (000s)	Fixed Rate	(Depreciation)
Goldman Sachs (3)	3 Month LIBOR	01/04/38	$10,000	5.675%	$697,159
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.753	327,371
					$1,024,530
Total Unrealized Appreciation for Swap Agreements					$364,915

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The Fund pays the floating rate and receives the fixed rate.

32 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

(c) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at May 31, 2012.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(value in $000s)	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
Equity risk	Investments in securities	$130	Options Written	$2,099
Interest rate risk	Unrealized appreciation on swaps	1,025	Unrealized depreciation on swaps	–
Credit risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	660
Total		$1,155		$2,759

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended May 31, 2012.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$1,986	$—	$1,986
Interest rate risk	—	1,163	1,163
Credit risk	—	36	36
Total	$1,986	$1,199	$3,185
Change in Unrealized Appreciation (Depreciation) on Derivatives
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$(869)	$—	$(869)
Interest rate risk	—	(461)	(461)
Credit risk	—	(107)	(107)
Total	$(869)	$(568)	$(1,437)

Derivative Volume

Swaps:
The Fund decreased the volume of activity in swaps during the year ended May 31, 2012 with an average notional balance of approximately $22,535,519 during the year ended May 31, 2012 and an ending notional balance of $18,000,000. During the year ended May 31, 2011, the average notional balance was approximately $52,794,184 and the ending notional balance was $35,000,000.

Note 7 – Leverage:

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2012, the average daily balance for which reverse repurchase agreements were outstanding amounted to $44,259,758. The average interest rate was 1.92%. At May 31, 2012, there was $53,243,041 in reverse repurchase agreements outstanding. The total amount segregated in connection with the outstanding reverse repurchase agreements was $81,403,566.

At May 31, 2012, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Banc of America Securities LLC	1.49% - 2.24%	06/11/12 – 06/25/12	$8,451,500
Barclays Capital, Inc.	1.37% - 2.49%	06/14/12 – 09/28/12	11,339,338
Citigroup, Inc.	1.79% - 2.24%	06/08/12 – 06/20/12	3,712,224
Credit Suisse Securities LLC	1.75% - 1.80%	07/18/12 – 08/08/12	2,827,115
Deutsche Bank Securities, Inc.	2.97%	08/10/12	447,000
Morgan Stanley & Co., Inc.	1.35% - 1.75%	06/11/12 – 08/06/12	4,831,500
Nomura	2.22% - 2.87%	06/15/12 – 07/13/12	5,670,000
Royal Bank of Scotland	1.97% - 2.24%	06/04/12 – 08/24/12	13,862,364
Wells Fargo Bank, Ltd. 1.49% - 1.99%		06/15/12 – 06/18/12	2,102,000
			$53,243,041

Borrowings
On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. Effective February 15, 2012, the $30,000,000 revolving credit agreement was increased to $40,000,000. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the maximum amount committed from the counterparty and the actual amount borrowed, which is included in “Line of credit fees” on the

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Statement of Operations. At May 31, 2012, there was $30,598,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2012, was $28,064,837 with a related average interest rate of 1.30%. The maximum amount outstanding during the year ended May 31, 2012 was $30,598,955. As of May 31, 2012, the total value of securities segregated and pledged as collateral in connection with borrowings was $67,006,178.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

TALF Program
The Fund may invest a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities (“Eligible Securities”).

Per the terms of the TALF Program, the FRBNY lends to each borrower an amount equal to the lesser of par or market value of the Eligible Securities pledged as collateral minus a percentage of the par or market value of the Eligible Securities. The Fund pledges Eligible Securities as collateral for a TALF Program loan, which consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Loans acquired through the TALF Program may be prepaid at the option of the Fund without any prepayment penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the Eligible Securities pledged by the Fund to the FRBNY. The TALF program loans are non-recourse. If the Fund does not repay the loan, or if the Eligible Securities pledged by the Fund lose some or all of their value, under the terms of the TALF Program the FRBNY may enforce its rights only against the Eligible Securities pledged as collateral by the Fund and not against any other assets of the Fund.

The Fund is charged interest based on the terms of each loan and the type of Eligible Securities pledged as collateral by the Fund. During the year ended May 31, 2012, the Fund paid $215,165 of interest expense related to the TALF program which is included in Interest expense on the Statement of Operations.

As of May 31, 2012, the Fund had no outstanding borrowings under the TALF program.

Note 8 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2012. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2012, the total amount segregated in connection with unfunded commitments was $9,686,291. The unrealized depreciation on these commitments of $34,890 as of May 31, 2012 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2012, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

	Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation)
Global Aviation	$110,997	$1,110
Hologic, Inc.	400,000	—
PF Changs	2,500,000	—
ServiceMaster Revolver	800,000	(36,000)
	$3,810,997	$(34,890)

Note 9 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 10,913,698 issued and outstanding. Transactions in common shares were as follows:

	Year ended	Year ended
	May 31, 2011	May 31, 2012
Beginning Shares	9,317,708	9,215,636
Shares issued through dividend reinvestment	59,490	102,072
Common shares issued through at-the-market offering	36,500	—
Common shares issued through underwritten offering	1,500,000	—
Ending Shares	10,913,698	9,317,708

On April 8, 2011, the Fund’s shelf registration allowing delayed or continuous offering of common shares became effective. The shelf registration statement allows for the issuance of up to an additional $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time through Cantor Fitzgerald & Co. as agent for the Fund. On January 26, 2012, the Fund entered into an underwriting agreement with the Adviser and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, pursuant to which the Fund sold 1,500,000 common shares.

The Adviser has paid the costs associated with the at-the-market and underwritten offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. Through May 31, 2012, the Fund reimbursed $187,622 associated with the at-the-market and underwritten offerings.

34 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Regulatory Matters:
The Adviser has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party sub-adviser. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to the outcome, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund.

Note 12 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On June 1, 2012, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on June 29, 2012, to shareholders of record on June 15, 2012.

On July 2, 2012, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend is payable on July 31, 2012, to shareholders of record on July 13, 2012.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2012

The Board of Trustees and Shareholders of
Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the Fund), including the portfolio of investments, as of May 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2012

36 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2012

Federal Income Tax Information
Qualified dividend income of as much as $335,528 was received by the Fund through May 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $306,961 of investment income qualifies for the dividends-received deduction.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 14, 2012. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Randall C. Barnes	9,948,340	117,433	187,013
Roman Friedrich III	9,905,679	157,479	189,628

The other Trustees of the Fund whose terms did not expire in 2012 are Donald C. Cacciapaglia, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years	Fund Complex***	Other Directorships
with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd. a mining and metals investment bank (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director, Blue Sky Uranium Corp. (2011-present), Zincore Metals, Inc. (2009-present). Previously, Director of Axiom Gold and Silver Corp. (2011-2012), GFM Resources Ltd. (2005-2010), Stratagold Corp. (2003-2009); and Gateway Gold Corp. (2004-2008).

Robert B. Karn III Year of birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998)	50	Director of Peabody Energy Company (2003 – present), GP Natural Resource Partners LLC (2002 – present).
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee, Chairman	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 37

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2012

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustee :
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012	President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex; President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Investment Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).	50
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Barnes, Cacciapaglia and Friedrich, as Class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2014.

-	Messrs. Karn, Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2013.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

Executive Officers
The executive officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Donald C. Cacciapaglia Year of Birth: 1951 Chief Executive Officer	Since 2012
President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010–present); Chief Executive officer of funds in the Fund Complex; President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010–2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).

Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2011
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Ann E. Edgeworth Year of Birth: 1961 Interim Chief Compliance Officer	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation (2007-2011); Director, Investors Bank & Trust (2004-2007).
Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2008
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain funds in the Fund Complex.

*	Address for all officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

38 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	May 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 39

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2012

On May 16, 2012 (the “May Meeting”), the Board of Trustees (the “Board”) of Guggenheim Strategic Opportunities Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Contracts Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser” or “GFIA”), an affiliate of Guggenheim Partners, LLC (“Guggenheim”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) by and among the Adviser, the Fund and Guggenheim Partners Asset Management, LLC, n/k/a Guggenheim Partners Investment Management, LLC, an affiliate of Guggenheim (“Sub-Adviser” or “GPAM”). The Investment Advisory Agreement and the Investment Sub- Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Board and Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Board and Committee also considered the variety of written materials, reports and oral presentations received throughout the year regarding performance and operating results of the Fund.

In preparation for its review, the Committee worked with Independent Legal Counsel to determine the nature of information to be requested, and Independent Legal Counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the initial request and to subsequent requests for additional information. Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability of each of the Adviser and the Sub- Adviser in connection with the Advisory Agreements and information about the compliance programs of the Adviser and the Sub-Adviser, including procedures, processes and reporting.

Following an analysis and discussion of the factors identified below, the Board and Committee concluded that it was in the best interests of the Fund that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim funds. In this connection, the Board took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Board also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Fund’s prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, President and Chief Executive Officer of GFIA, as an “interested” Trustee for the Fund, and his proposed election by the Board as the Fund’s Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of the administrative services provided by GFIA.

40 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2012

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Board considered its review of financial information concerning each of the Adviser and its parent, Guggenheim, as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively. The Board also took into account the guaranty agreement between the Fund and a Guggenheim affiliate concerning the obligations of the Adviser under the Investment Advisory Agreement and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April 19, 2012 Committee meeting (the “April Meeting”) and at the May Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-month, six-month, one-year, three-year and since-inception periods ended December 31, 2011. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other leveraged closed-end funds that generally invest a majority of their assets in investment-grade fixed income securities but excluded funds with a majority of their assets in one asset class, sector or country. The Board noted that the Fund’s investment results were consistent with Fund’s stated goal of providing equity-like returns with a level of volatility that is closer to that of fixed income assets. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance for the twelve months ended December 31, 2011. Based on the information provided, the Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Board compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. While the Fund’s expense ratio was above the median and mean expense ratio of the peer group of funds, the Board considered the Adviser’s view that the Fund implements a variety of strategies, including a covered call equities strategy and swap transactions, which are typically not employed by the peer group of funds. In addition, the Board took into account additional comparative expense information provided by management indicating that the Fund’s advisory fee was in line with the median advisory fee of a groups of funds launched within the past few years and that invest in various credit opportunities sectors.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. Based on all of the information provided, the Board determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Board noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Investment Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In its consideration of the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Investment Sub-Advisory Agreement, the Board considered the Sub-Adviser’s representation that there has not been any material adverse change to its financial condition since the last time its financial information was provided to Board members.

The Board also discussed the acceptability of the terms of the Investment Sub-Advisory Agreement. In addition, the Board considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of maximizing total return through a combination of current income and capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

Investment Performance: The Board reviewed the performance of the Fund and the peer group of funds over various periods of time. The Board noted that while the Fund underperformed the average return of the peer group of funds on an NAV basis for the one-year period, the Fund outperformed the average return of the peer group funds on an NAV basis for the three-year period and outperformed the average return of the peer group of funds on a market price basis for both the one-year and three-year periods

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 41

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2012

ended December 31, 2011. In addition, the Board took into account that despite the Fund’s underperformance, on an NAV basis, of the Barclays Capital U.S. Aggregate Bond Index for the one-year period ended December 31, 2011, the Fund outperformed the S&P 500 Index for the same period and the Fund’s return on an NAV basis for the three-year period ended December 31, 2011, exceeded the performance of both the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index.

The Board determined that the Fund’s performance was acceptable. The Board also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Board also reviewed the level of sub-advisory fees payable to GPAM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Board compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to clients for both fixed income and equity mandates. The Board noted that the Fund’s sub-advisory fee was representative of the Sub-Adviser’s standard client pricing, given the Fund’s exposure to both fixed income and equity securities.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board considered information provided by management concerning the revenues the Sub-Adviser received under the Investment Sub-Advisory Agreement as well as the estimated expenses incurred by the Sub-Adviser in providing services to the Fund and its pre-tax return on revenue. The Board considered management’s representation that the Sub-Adviser’s operating margins were within the industry range and determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

The Board considered other benefits derived by the Sub-Adviser from its relationship to the Fund and noted the Sub-Adviser’s statement that the Sub-Adviser’s relationship with the Fund has provided new product development opportunities.

Economies of Scale to be Realized: The Board noted that the sub-advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative.

42 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION	May 31, 2012

Board of Trustees	Executive Officers	Adviser and Administrator	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Skadden, Arps, Slate,
	Chief Executive Officer	Investment Advisors, LLC	Meagher & Flom LLP
Donald C. Cacciapaglia*		Lisle, Illinois	New York, New York
Kevin M. Robinson
Roman Friedrich III	Chief Legal Officer	Investment Sub-Adviser	Independent Registered
		Guggenheim Partners	Public Accounting Firm
Robert B. Karn III	John Sullivan	Investment	Ernst & Young LLP
	Chief Financial Officer,	Management, LLC	Chicago, Illinois
Ronald A. Nyberg		Santa Monica, California
Chief Accounting Officer,
Ronald E. Toupin, Jr.	and Treasurer	Accounting Agent
* Trustee is an “interested	Ann E. Edgeworth	and Custodian
person” (as defined in	Interim Chief	The Bank of
section 2(a)(19) of the		New York Mellon
1940 Act) (“Interested	Compliance Officer	New York, New York
Trustee”) of the Trust	Mark E. Mathiasen
because of his position as	Secretary
the President and CEO of
the Adviser.

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at www.guggenheimfunds.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT | 43

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0512

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant’s code of ethics that applies to the registrant’s principal executive officer, principal accounting officer or controller, or persons performing similar functions, was amended during the period to include: specific examples of conflict of interest situations requiring prior written approval; annual certification requirements for officers covered under the code of ethics; specific recordkeeping obligations by the registrant; and a confidentiality provision.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $31,000 and $36,500 for the fiscal year ended May 31, 2012, and May 31, 2011, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $43,000 and $3,000 for the fiscal year ended  May 31, 2012, and May 31, 2011, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,250 and $5,000 for the fiscal year ended  May 31, 2012, and May 31, 2011, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal year ended May 31, 2012, and May 31, 2011, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.                                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                                Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

 (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $4,250 and $5,000 for the fiscal year ended May 31, 2012, and May 31, 2011, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes: Ronald A. Nyberg: Ronald E. Toupin, Jr,: Robert B. Karn III: and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“Guggenheim”).  Guggenheim’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2012:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2007	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2012:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	10	$1,119,829,570	1	$2,613,783
Other pooled investment vehicles	3	$2,148,953,329	2	$2,099,772,833
Other accounts	22	$49,469,101,064	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$1,025,574,303	0	$0
Other pooled investment vehicles	2	$2,099,772,833	2	$2,099,772,833
Other accounts	30	$62,669,213,566	1	$383,821,858

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates Mr. Minerd and Ms. Walsh for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2012:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne Walsh	$100,001-$500,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)     Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)      Not applicable.

(b)          Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)          Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date: August 8, 2012

By: /s/John Sullivan

Name:  John Sullivan

Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 8, 2012